UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

Wesbanco, Inc.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	000-08467	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 24, 2020, the Board of Directors (“Board”) of Wesbanco, Inc. (the “Company”) adopted the following changes to the Company’s Amended and Restated By-laws (“Bylaws”), effective as of March 18, 2020. Unless otherwise stated, Article and Section references below are to the Bylaws as so amended.

Conduct of Shareholder Meetings

Article II, Section 12 was added to allow the Company to hold, and shareholders to participate in, shareholders’ meetings by means of electronic communication in accordance with Section 31D-7-708(e) of the West Virginia Business Corporations Act (“WVBCA”).

Notice of Meetings

Article II, Section 8 was amended to clarify that the Company must notify shareholders of each annual and special shareholders' meeting no fewer than ten (10) nor more than sixty (60) days before the meeting date in accordance with Section 31D-7-705 of the WVBCA.

Elimination of Reference to Outdated Rule

The Bylaws were also amended to eliminate references to Rule 14a-11 under the Securities Exchange Act of 1934 as such rule is no longer in effect.  These revisions were made to Sections 4, 5 and 14 of Article III.

Miscellaneous Other Amendments

Article V, Section 2 was amended to clarify that the Compensation Committee of the Board determines the compensation of the Company’s executive officers.

Article XI, Section 1, which deals with amending the Bylaws, was amended to include references to that Article for clarification purposes.

All of the above descriptions are subject to and qualified in their entirety by the full text of the Bylaws filed with this report as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits:

3.1  -  Amended and Restated Bylaws.

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wesbanco, Inc.
(Registrant)

Date: March 24, 2020	/s/ Robert H. Young
Robert H. Young
Senior Executive Vice President and
Chief Financial Officer